ADVANCED SERIES TRUST

AST Advanced Strategies Portfolio

AST International Growth Portfolio

AST Marsico Capital Growth Portfolio

Supplement dated May 1, 2013 to the

Summary Prospectuses, Prospectus, and Statement of Additional Information of Advanced Series Trust,

each dated April 29, 2013

On April 23, 2013, at a special meeting of the Board of Trustees (the Board) of Advanced Series Trust (AST or the Trust), the Board approved replacing Marsico Capital Management, LLC (Marsico) as subadviser to certain portfolios of AST (the Transitions). More detailed information relating to these changes will be distributed to beneficial shareholders of the relevant AST portfolios in a Schedule 14C Information Statement within 90 days of the effective date of the Transitions. More detailed information will also be included in an additional update to the relevant summary prospectuses, prospectus and statement of additional information of AST, each dated April 29, 2013, (together, the Summary Prospectuses, Prospectus, and SAI), on or about the effective date of the Transitions. The Transitions are expected to become effective during the third quarter of 2013.

The portfolios of the Trust discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your contract, please refer to your contract prospectus. This supplement refers to impending changes to the Summary Prospectuses, Prospectus, and SAI. Defined terms used herein and not otherwise defined herein shall have the meanings given to them in the Summary Prospectuses, Prospectus, and SAI.

The sections below refer to impending changes as a result of the Transitions:

I.                    AST Advanced Strategies Portfolio: New Subadvisory Arrangements.

The Board has approved replacing Marsico as subadviser for the large-cap growth sleeve of the AST Advanced Strategies Portfolio with Brown Advisory, LLC and Loomis, Sayles & Company, L.P. (Loomis Sayles). The investment objective and investment strategies of the AST Advanced Strategies Portfolio as a whole will remain unchanged and the AST Advanced Strategies Portfolio’s subadvisory arrangements with its other subadvisers will be unaffected.

II.                  AST International Growth Portfolio: New Subadvisory Arrangements.

The Board has approved replacing Marsico with Neuberger Berman Management LLC as subadviser for the sleeve of AST International Growth Portfolio currently managed by Marsico. The investment objective and investment strategies of the AST International Growth Portfolio as a whole will remain unchanged and the AST International Growth Portfolio’s subadvisory arrangements with its other subadvisers will be unaffected.

III.                  AST Marsico Capital Growth Portfolio: New Subadvisory Arrangements and Name Change.

The Board has approved (i) replacing Marsico as the sole subadviser for the AST Marsico Capital Growth Portfolio (the Marsico Portfolio) with Loomis Sayles and (ii) changing the name of the Marsico Portfolio to the AST Loomis Sayles Large-Cap Growth Portfolio. The investment objective of the Marsico Portfolio will remain unchanged.

ASTSUP2